Exhibit 10.2

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

OPTION TO PURCHASE COMMON STOCK
OF
Touchstone Resources USA, Inc.
Void after August 14, 2012

This certifies that, for value received, Roger Abel ("Holder") is entitled, subject to the terms set forth below, to purchase from Touchstone Resources USA Inc., a Delaware corporation (the "Company"), shares of the common stock, $.001 par value per share, of the Company ("Common Stock"), as constituted on July 13, 2005 (the "Option Issue Date"), with the Notice of Exercise attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or as otherwise provided in Section 3 hereof, at the Exercise Price then in effect. The number, character and Exercise Price of the shares of Common Stock issuable upon exercise hereof are subject to adjustment as provided herein.

1. Term of Option. Subject to Holder commencing employment with the Company pursuant to that certain employment agreement (the “Employment Agreement”) dated the date hereof by and between the Company and Holder and compliance with the vesting provisions identified at Section 2.3 hereof, this Option shall be exercisable, in whole or in part, during the term commencing on August 15, 2005 and ending at 5:00 p.m. EST on August 14, 2012 (the "Option Expiration Date") and shall be void thereafter.

2. Number of Shares, Exercise Price and Vesting Provisions.

2.1 Number of Shares. The number of shares of Common Stock which may be purchased pursuant to this Option shall be 4,876,540 shares (the "Shares"), subject, however, to adjustment pursuant to Section 11 hereof.

2.2 Exercise Price. The Exercise Price at which this Option, or portion thereof, may be exercised shall be $.86 per Share (the last sale price on Option Issue Date reported on OTCBB), subject, however, to adjustment pursuant to Section 11 hereof.

2.3 Vesting.   This Option shall vest in accordance with the following schedule:

(a) 2,438,120 Shares shall vest on August 15, 2006 (the “First Anniversary Date”) provided Holder either remains continuously employed by the Company from August 15, 2005 through the First Anniversary Date or is receiving payment from the Company pursuant to section 4(e) of the Employment Agreement through the First Anniversary Date. In the event that Holder dies, voluntarily leaves the employ of the Company, or is terminated for Cause, as that term is defined in the Employment Agreement, prior to the First Anniversary Date, upon the date of death or such cessation of employment, this Option shall no longer continue to vest and Holder shall forfeit the right to vest in any of the Shares issuable upon exercise of this Option; and

(b) 2,438,120 Shares shall vest on August 15, 2007 (the “Second Anniversary Date”) provided Holder either remains continuously employed by the Company from August 15, 2005 through the second Anniversary Date or is receiving payment from the Company pursuant to section 4(e) of the Employment Agreement through the Second Anniversary Date. In the event that Holder dies or voluntarily leaves the employ of the Company prior to the Second Anniversary Date, upon the date of death or such cessation of employment, this Option shall no longer continue to vest and Holder shall forfeit the right to vest in 2,438,120 of the Shares issuable upon exercise of this Option. In the event that Holder is terminated for Cause, as that term is defined in the Employment Agreement, prior to the Second Anniversary Date, upon the date of such termination, this Option shall forthwith terminate and Holder shall forfeit all rights under this Option, including the right to vest in any of the Shares issuable upon exercise of this Option.

3. Exercise of Option.

3.1 Payment of Exercise Price.  Subject to the terms hereof, the purchase rights represented by this Option are exercisable by the Holder in whole or in part, at any time, or from time to time, by the surrender of this Option and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) accompanied by payment of the Exercise Price in full (i) in cash or by bank or certified check for the Shares with respect to which this Option is exercised; (ii) by delivery to the Company of shares of the Company's Common Stock having a Fair Market Value (as defined below) equal to the aggregate Exercise Price of the Shares being purchased which Holder is the record and beneficial owner of and which have been held by the Holder for at least six (6) months; (iii) if the Shares are eligible for public resale, by delivering to the Company a Notice of Exercise together with an irrevocable direction to a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to sell a sufficient portion of the Shares and deliver the sales proceeds directly to the Company to pay the Exercise Price; or (iv) by any combination of the procedures set forth in subsections (i), (ii) and (iii) of this Section 3.1.

3.2  Fair Market Value. If previously owned shares of Common Stock are tendered as payment of the Exercise Price, the value of such shares shall be the "Fair Market Value" of such shares on the trading date immediately preceding the date of exercise. For the purpose of this Agreement, the "Fair Market Value" shall be:

(a) If the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the Fair Market Value on any given date shall be the average of the highest bid and lowest asked prices of the Common Stock as reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported;

(b) If the Common Stock is admitted to trading on a United States securities exchange or the NASDAQ National Market System, the Fair Market Value on any date shall be the closing price reported for the Common Stock on such exchange or system for such date or, if no sales were reported for such date, for the last day preceding such date for which a sale was reported;

(c) If the Common Stock is traded in the over-the-counter market and not on any national securities exchange nor in the NASDAQ Reporting System, the Fair Market Value shall be the average of the mean between the last bid and ask prices per share, as reported by the National Quotation Bureau, Inc., or an equivalent generally accepted reporting service, or if not so reported, the average of the closing bid and asked prices for a share as furnished to the Company by any member of the National Association of Securities Dealers, Inc., selected by the Company for that purpose; or

(d) If the Fair Market Value of the Common Stock cannot be determined on the basis previously set forth in this definition on the date that the Fair Market Value is to be determined, the Board of Directors of the Company shall in good faith determine the Fair Market Value of the Common Stock on such date.

If the tender of previously owned shares would result in an issuance of a whole number of Shares and a fractional Share of Common Stock, the value of such fractional share shall be paid to the Company in cash or by check by the Holder.

3.3 Termination of Employment; Death.

(a) If Holder shall cease to be employed by the Company for any reason other than being terminated for Cause, as that term is defined in the Employment Agreement, all Options to which Holder is entitled to exercise on the date his employment is terminated (and in the event that Holder is terminated without cause, such additional Options that Holder becomes entitled to exercise pursuant to the vesting provisions identified in Section 2.3 above) may be exercised at any time prior to the Option Termination Date. In the event that any termination of employment shall be for Cause, as that term is defined in the Employment Agreement, then this Option shall forthwith terminate.

(b) If Holder shall die, any Options exercisable as of the date Holder’s death may be exercised prior to the Option Termination Date and only by the Holder's personal representative or persons entitled thereto under the Holder's will or the laws of descent and distribution.

3.4 Exercise Date; Delivery of Certificates.  This Option shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and Holder shall be treated for all purposes as the holder of record of such Shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the Holder a certificate or certificates for the number of Shares issuable upon such exercise. In the event that this Option is exercised in part, the Company at its expense will execute and deliver a new Option of like tenor exercisable for the number of shares for which this Option may then be exercised.

4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Option. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

5. Replacement of Option. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Option and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Option, the Company at its expense shall execute and deliver, in lieu of this Option, a new Option of like tenor and amount.

6. Rights of Stockholder. Except as otherwise contemplated herein, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Option shall have been exercised as provided herein.

7. Transfer of Option.

7.1. Non-Transferability. This Option shall not be assigned, transferred, pledged or hypothecated in any way, nor subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Option contrary to the provisions hereof, and the levy of an execution, attachment, or similar process upon the Option, shall be null and void and without effect.

7.2. Compliance with Securities Laws; Restrictions on Transfers. In addition to restrictions on transfer set forth in Section 7.1 above.

(a) The Holder of this Option, by acceptance hereof, acknowledges that this Option and the Shares to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment (unless such shares are subject to resale pursuant to an effective prospectus), and that the Holder will not offer, sell or otherwise dispose of any Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of applicable federal and state securities laws. Upon exercise of this Option, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment (unless such shares are subject to resale pursuant to an effective prospectus), and not with a view toward distribution or resale.

(b) Neither this Option nor any share of Common Stock issued upon exercise of this Option may be offered for sale or sold, or otherwise transferred or sold in any transaction which would constitute a sale thereof within the meaning of the Securities Act of 1933 Act, as amended (the “1933 Act”), unless (i) such security has been registered for sale under the 1933 Act and registered or qualified under applicable state securities laws relating to the offer an sale of securities; (ii) exemptions from the registration requirements of the 1933 Act and the registration or qualification requirements of all such state securities laws are available and the Company shall have received an opinion of counsel satisfactory to the Company that the proposed sale or other disposition of such securities may be effected without registration under the 1933 Act and would not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and such opinion to be satisfactory to the Company. The Holder of this Option, by acceptance hereof, acknowledges that the Company has no obligation to file a registration statement with the Securities and Exchange Commission or any state securities commission to register the issuance of the Shares upon exercise hereof or the sale or transfer of the Shares after issuance.

(c) All Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws).

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

(d) Holder recognizes that investing in the Option and the Shares involves a high degree of risk, and Holder is in a financial position to hold the Option and the Shares indefinitely and is able to bear the economic risk and withstand a complete loss of its investment in the Option and the Shares. The Holder is a sophisticated investor and is capable of evaluating the merits and risks of investing in the Company. The Holder has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management, has been given full and complete access to information concerning the Company, and has utilized such access to its satisfaction for the purpose of obtaining information or verifying information and has had the opportunity to inspect the Company's operation. Holder has had the opportunity to ask questions of, and receive answers from the management of the Company (and any person acting on its behalf) concerning the Option and the Shares and the agreements and transactions contemplated hereby, and to obtain any additional information as Holder may have requested in making its investment decision.

(e) Holder acknowledges and represents: (i) that he has been afforded the opportunity to review and is familiar with the business prospects and finances of the Company and has based his decision to invest solely on the information contained therein and has not been furnished with any other literature, prospectus or other information except as included in such reports; (ii) he maintains his domicile and is not a transient or temporary resident at the address on the books and records of the Company; (iii) he understands that no federal or state agency has approved or disapproved the Option or Shares or made any finding or determination as to the fairness of the Option and Common Stock for investment; and (iv) that the Company has made no representations, warranties, or assurances as to (A) the future trading value of the Common Stock, (B) whether there will be a public market for the resale of the Common Stock or (C) the filing of a registration statement with the Securities and Exchange Commission or any state securities commission to register the issuance of the Shares upon exercise hereof or the sale or transfer of the Shares after issuance.

8. Reservation and Issuance of Stock; Payment of Taxes.

(a) The Company covenants that during the term that this Option is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Shares upon the exercise of this Option, and from time to time will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon the exercise of the Option.

(b) The Company further covenants that all shares of Common Stock issuable upon the due exercise of this Option will be free and clear from all taxes or liens, charges and security interests created by the Company with respect to the issuance thereof, however, the Company shall not be obligated or liable for the payment of any taxes, liens or charges of Holder, or any other party contemplated by Section 7, incurred in connection with the issuance of this Option or the Common Stock upon the due exercise of this Option. The Company agrees that its issuance of this Option shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares of Common Stock upon the exercise of this Option. The Common Stock issuable upon the due exercise of this Option, will, upon issuance in accordance with the terms hereof, be duly authorized, validly issued, fully paid and non-assessable.

(c) Upon exercise of the Option, the Company shall have the right to require the Holder to remit to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements prior to the delivery of any certificate for Shares of Common Stock purchased pursuant to the Option, if in the opinion of counsel to the Company such withholding is required under applicable tax laws.

(d) If Holder is obligated to pay the Company an amount required to be withheld under applicable tax withholding requirements may pay such amount (i) in cash; (ii) in the discretion of the Board of Directors of the Company, through the delivery to the Company of previously-owned shares of Common Stock having an aggregate Fair Market Value equal to the tax obligation provided that the previously owned shares delivered in satisfaction of the withholding obligations must have been held by the Holder for at least six (6) months; (iii) in the discretion of the Board of Directors of the Company, through the withholding of Shares of Common Stock otherwise issuable to the Holder in connection with the Option exercise; or (iv) in the discretion of the Board of Directors of the Company, through a combination of the procedures set forth in subsections (i), (ii) and (iii) of this Section 8(d).

9. Notices.

(a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Option.

(b) All notices, advices and communications under this Option shall be deemed to have been given, (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing, addressed as follows:

If to the Company:

If to the Company:

Touchstone Resources USA, Inc.
111 Presidential Boulevard
Suite 165
Bala Cynwyd, PA 19004
Attn: Board of Directors
With a copy to:

Duane Morris LLP
240 Princeton
Hamilton, NJ 08619-2304
Attn: Vincent A. Vietti, Esquire

and to the Holder:

Roger Abel
8045 Chalk Knoll Dr.
Austin, TX 78735

Either of the Company or the Holder may from time to time change the address to which notices to it are to be mailed hereunder by notice in accordance with the provisions of this Paragraph 9.

10. Amendments.

(a)   Any term of this Option may be amended with the written consent of the Company and the Holder. Any amendment effected in accordance with this Section 10 shall be binding upon the Holder, each future holder and the Company.

(b) No waivers of, or exceptions to, any term, condition or provision of this Option, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

11. Adjustments. The number of Shares of Common Stock purchasable hereunder and the Exercise Price is subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a) If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, the Company shall make an appropriate or proportionate adjustment in (i) the number of Shares subject to this Option, and (ii) the Exercise Price for each Share subject to this Option, without changing the aggregate exercise price (i.e., the Exercise Price multiplied by the number of Shares) as to which such Options remain exercisable. The adjustment by the Company shall be final, binding and conclusive.

(b)  In the event that, by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the board of directors of the Company shall authorize the issuance or assumption of the Option in a transaction to which Section 424(a) of the Internal Revenue Code of 1986, as amended (the “Code), applies, then, notwithstanding any other provision of this Option, the Company may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of this Option, or substitution of a new option for this Option, in conformity with the provisions of Code Section 424(a) and the rules and regulations thereunder, as they may be amended from time to time.

(c)  No adjustment or substitution provided for in this Section 11 shall require the Company to issue or to sell a fractional share under this Option and the total adjustment or substitution with respect to this Option shall be limited accordingly.

(d)  In the case of (i) the dissolution or liquidation of the Company, (ii) a merger, reorganization or consolidation in which the Company is acquired by another person or entity (other than a holding company formed by the Company), (iii) the sale of all or substantially all of the assets of the Company to an unrelated person or entity, or (iv) the sale of all of the stock of the Company to a unrelated person or entity (in each case, a "Fundamental Transaction"), this Option may be terminated by the Company, unless provision is made in connection with the Fundamental Transaction for the assumption of this Option, or the substitution of such new options of the successor entity, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise price as provided in Subsections (a) and (b) of this Section 11. In the event of such termination and in the event the Company does not provide for the Cash Payment described in Subsection (e) of this Section 11, this Option shall automatically become immediately exercisable in full and the Holder shall be notified of such proposed termination and permitted to exercise for a period of at least thirty (30) days prior to the date of such termination, all Options held by Holder.

(e)  In the event that the Company shall be merged or consolidated with another corporation or entity, other than a corporation or entity which is an "affiliate" of the Company under the terms of which holders of capital stock of the Company will receive upon consummation thereof a cash payment for each share of capital stock of the Company surrendered pursuant to such transaction (the "Cash Purchase Price"), the Company may provide that this Option shall terminate upon consummation of such transaction and the Holder shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (i) the Cash Purchase Price multiplied by the number of Shares subject to this Option held by such Holder exceeds (ii) the aggregate exercise price of this Option.

(f)  Whenever the Exercise Price or number of Shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Holder of this Option.

12. Severability. Whenever possible, each provision of this Option shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Option is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Option in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Option shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

13. Governing Law. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, interpretation and enforceability of this Option and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions that would cause the application of the laws of any jurisdiction other than the State of Delaware.

IN WITNESS WHEREOF, the Company and Holder have caused this Option to be executed as of July 13, 2005.

TOUCHSTONE RESOURCES USA, INC.

By: /s/ Stephen P. Harrington
Name: Stephen P. Harrington
Title: Chief Executive Officer

AGREED AND ACCEPTED:

Roger Abel

_/s/ Roger Abel______
Signature

NOTICE OF EXERCISE

TO: [_____________________________]

(1) The undersigned hereby elects to purchase _______ shares of Common Stock of Touchstone Resources USA, Inc. pursuant to the terms of the attached Option, and tenders herewith payment of the purchase price for such shares in full in the following manner (please check one of the following choices):

In Cash

Cashless exercise through a broker; or

Delivery of previously owned shares.

(2) In exercising this Option, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon conversion thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment (unless such shares are subject to resale pursuant to an effective prospectus), and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

(3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned.

[____________________________]

(Date)	(Signature)